SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):  March 25, 1999

                              Financial Asset Securitization, Inc.
	          Mortgage Participation Securities Series 1997 NAMC1
   		(Exact name of registrant as specified in its charter)


              Virginia          		  0-15483  	    53-1526174
(State or Other Jurisdiction 	(Commission      (I.R.S. Employer
of Incorporation)		File Number)	Identification No.)

901 East Byrd Steet
Richmond, Virginia						 23219
(Address of Principal Executive Offices)			(Zip Code)


Registrant's telephone number, including area code:         (804) 344-7575
Item 5.	Other Events

		On behalf of Financial Asset Securitization, Inc. Mortgage Particiption Securities, Series 1997-NAMC 1, a Trust creat-ed pursuant to the Pooling and Servicing Agreement, dated April 1, 1997, by The First National Bank of Chicago, as trustee for the Trust, the Trustee has caused to be filed with the Commission, the Monthly Report dated March 25, 1999. The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Certificates, Due May 25, 2027.

		A. 	Monthly Report Information:
			See Exhibit No. 1

		B.	Have any deficiencies occurred?   NO.
				Date:
				Amount:

		C.	Item 1: Legal Proceedings:	NONE

		D.	Item 2: Changes in Securities:	NONE

		E.	Item 4: Submission of Matters to a Vote of Certifi-
			catholders:  NONE

		F.	Item 5: Other Information - Form 10-Q, Part II -
			Items 1,2,4,5 if applicable:  NOT APPLICABLE

Item 7. Monthly Statements and Exhibits
Exhibit No.
1.


                                       Loss ofReimburse-
      Beginning                         Prin- ment of  Remaining
Class  Balance   Principal   Interest   cipal  Losses   Balance
FXA-1       0.00       0.00       0.00   0.00    0.00        0.00
FXA-220197997.03   15649.77  130445.40   0.00    0.00 20182347.26
FXA-3       0.00       0.00       0.00   0.00    0.00        0.00
FXA-411654999.34 1902810.53   72843.75   0.00    0.00  9752188.81
FXA-5 5125000.00       0.00   33098.96   0.00    0.00  5125000.00
FXA-6 4001000.00       0.00   25839.79   0.00    0.00  4001000.00
FXA-7 1000000.00       0.00    6458.33   0.00    0.00  1000000.00
FXA-8 3884999.78  634270.18   17440.02   0.00    0.00  3250729.60
FXA-9 3884999.78 NA           10078.73 NA        0.00  3250729.60
FXP     66340.13      66.93 NA           0.00    0.00    66273.20
FXS   4464635.31 NA           28834.10 NA        0.00  4196649.93
A-1   8058980.38 3989323.80   52047.58   0.00    0.00  4069656.58
A-2   6962000.00       0.00   44962.92   0.00    0.00  6962000.00
A-3   1951000.00       0.00   12600.21   0.00    0.00  1951000.00
A-4  13473480.32   11563.11   87016.23   0.00    0.00 13461917.21
P      803172.82   80261.51 NA           0.00    0.00   722911.31
S      447959.46 NA            2893.07 NA        0.00   429318.04
B-1   5110466.58    4134.34   33005.10   0.00    0.00  5106332.24
B-2   2078833.97    1681.77   13425.80   0.00    0.00  2077152.20
B-3   1299270.87    1051.10    8391.12   0.00    0.00  1298219.77
B-4    779562.10     630.66    5034.67   0.00    0.00   778931.44
B-5    433090.95     350.37    2797.05   0.00    0.00   432740.58
B-6    583659.20     472.16    3769.47   0.00    0.00   583187.04
R           0.00       0.00       0.00   0.00 NA             0.00
RP          0.00       0.00       0.00   0.00 NA             0.00





                 Beginning                            Remaining
     Class       Balance    Principal         InterestBalance
     FXA-1          0.00000   0.000000        0.00000    0.000000
     FXA-2        985.26815   0.763403        6.36319  984.504744
     FXA-3          0.00000   0.000000        0.00000    0.000000
     FXA-4        882.92941 144.148218        5.51831  738.781195
     FXA-5       1000.00000   0.000000        6.45833 1000.000000
     FXA-6       1000.00000   0.000000        6.45833 1000.000000
     FXA-7       1000.00000   0.000000        6.45833 1000.000000
     FXA-8        140.42590  22.926117        0.63038  117.499783
     FXA-9        140.42590   0.000000        0.36430  117.499783
     FXP          815.09946   0.822347        0.00000  814.277114
     FXS          457.87933   0.000000        2.95714  430.395572
     A-1          185.50106  91.825980        1.19803   93.675075
     A-2         1000.00000   0.000000        6.45833 1000.000000
     A-3         1000.00000   0.000000        6.45833 1000.000000
     A-4          983.46572   0.844023        6.35155  982.621694
     P            738.39287  73.788014        0.00000  664.604861
     S            372.76525   0.000000        2.40744  357.252971
     B-1          984.52806   0.796478        6.35841  983.731579
     B-2          984.52807   0.796480        6.35841  983.731588
     B-3          984.52807   0.796476        6.35841  983.731599
     B-4          984.52804   0.796476        6.35841  983.731563
     B-5          984.52808   0.796482        6.35842  983.731601
     B-6          829.25572   0.670839        5.35562  828.584881
     R              0.00000   0.000000        0.00000    0.000000
     RP             0.00000   0.000000        0.00000    0.000000



	SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

			Financial Asset Securitization, Inc.



				By    	/s/ Richard Tarnas
				Name:   Richard Tarnas
				Title:	Vice President,
					The First National Bank of Chicago

Dated: March 31, 1999